U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2023
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 13, 2023, Advanced Emissions Solutions, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, stockholders considered and voted on five proposals, which are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023. Set forth below are the matters the stockholders voted on and the final voting results.

(1)	Proposal:	Election of seven directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld	Broker Non-Votes
Laurie Bergman	11,430,129	2,423,446	4,020,103
Jeremy Blank	11,209,494	2,644,081	4,020,103
Richard Campbell-Breeden	11,206,801	2,646,774	4,020,103
Carol Eicher	9,642,153	4,211,422	4,020,103
Gilbert Li	10,391,903	3,461,672	4,020,103
Julian McIntyre	11,212,020	2,641,555	4,020,103
L. Spencer Wells	10,058,122	3,795,453	4,020,103

(2)	Proposal:	Approval, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed in the 2023 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).

Votes
For	Against	Abstain	Broker Non-Votes
9,446,410	4,171,331	235,834	4,020,103

(3)	Proposal:	Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes
For	Against	Abstain	Broker Non-Votes
17,601,341	207,412	64,925	N/A

(4)	Proposal:	To approve the issuance, in accordance with Nasdaq Listing Rule 5635(a), of our common stock, upon conversion of our Series A Preferred Stock issued on February 1, 2023.

Votes
For	Against	Abstain	Broker Non-Votes
8,308,200	1,695,336	26,584	4,020,103

(5)	Proposal:	To approve the Sixth Amendment to Tax Asset Protection Plan by and between the Company and Computer Share Trust Company, N.A., as rights agent.

Votes
For	Against	Abstain	Broker Non-Votes
8,286,298	5,516,010	51,267	4,020,103

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Sixth Amendment to Tax Asset Protection Plan dated as of April 13, 2023, by and between the Company and Computershare Trust Company, N.A., as rights agent, incorporated by reference to Exhibit 4.7 to the Company's report on Form 8-K filed April 14, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 15, 2023

Advanced Emissions Solutions, Inc.
Registrant

/s/ Greg Marken
Greg Marken
Chief Executive Officer

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